                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04003

                      Van Kampen Government Securities Fund
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               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
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               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/05

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Government Securities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

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            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
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                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
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Performance Summary as of 9/30/05

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Government/Mortgage Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                              VAN KAMPEN GOVERNMENT SECURITIES           LEHMAN BROTHERS
                                                                            FUND                    GOVERNMENT/MORTGAGE INDEX
                                                              --------------------------------      -------------------------
9/95                                                                        9528                              10000
12/95                                                                       9934                              10332
                                                                            9708                              10287
                                                                            9703                              10369
                                                                            9846                              10581
12/96                                                                      10122                              10886
                                                                           10045                              10900
                                                                           10392                              11313
                                                                           10724                              11645
12/97                                                                      11050                              11921
                                                                           11196                              12116
                                                                           11411                              12325
                                                                           12002                              12650
12/98                                                                      11966                              12751
                                                                           11848                              12878
                                                                           11610                              12820
                                                                           11677                              12939
12/99                                                                      11604                              12988
                                                                           11915                              13167
                                                                           12102                              13464
                                                                           12440                              13898
12/00                                                                      13015                              14438
                                                                           13309                              14832
                                                                           13281                              14983
                                                                           13941                              15614
12/01                                                                      13906                              15625
                                                                           13889                              15780
                                                                           14460                              16329
                                                                           15163                              16763
12/02                                                                      15259                              16991
                                                                           15379                              17147
                                                                           15569                              17260
                                                                           15480                              17348
12/03                                                                      15452                              17510
                                                                           15717                              17846
                                                                           15481                              17644
                                                                           15882                              18105
12/04                                                                      15998                              18333
                                                                           15986                              18311
                                                                           16462                              18727
9/05                                                                       16371                              18699

                            A SHARES           B SHARES           C SHARES          I SHARES
                         since 7/16/84      since 12/20/91     since 3/10/93     since 8/12/05
-----------------------------------------------------------------------------------------------
                                  W/MAX              W/MAX              W/MAX
                          W/O     4.75%      W/O     4.00%      W/O     1.00%         W/O
AVERAGE ANNUAL           SALES    SALES     SALES    SALES     SALES    SALES        SALES
TOTAL RETURNS           CHARGES   CHARGE   CHARGES   CHARGE   CHARGES   CHARGE      CHARGES

Since Inception          7.33%     7.09%    5.33%     5.33%    4.69%    4.69%        0.10%
10-year                  5.56      5.05     5.10      5.10     4.76     4.76          N/A
5-year                   5.65      4.62     4.86      4.61     4.85     4.85          N/A
1-year                   3.08     -1.85     2.42     -1.56     2.42     1.43          N/A
-----------------------------------------------------------------------------------------------
30-day SEC Yield             3.22%              2.64%              2.65%             3.63%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares six years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.
Index data source: Bloomberg

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

Van Kampen Government Securities Fund is managed by the Adviser's Taxable Fixed Income team.(1) Members of the team include Scott F. Richard and Jaidip Singh, Managing Directors of the Adviser; and Michael Luo, Executive Director of the Adviser.

MARKET CONDITIONS

Throughout the reporting period, the Federal Open Market Committee (the Fed) continued the rate tightening cycle it had begun in June of 2004. The Fed raised the federal funds target rate eight times during the 12-month period, with each increase reflecting the same "measured pace" of 25 basis point increments. As the result of these moves, the target rate stood at 3.75 percent at the close of the period.

Despite the Fed's steady course, most U.S. Treasury yields see-sawed throughout the period. For example, in response to concerns that Hurricane Katrina and soaring energy costs would slow the pace of economic growth, yields across the curve dipped at the end of August and into September. Yields soon resumed their upward course, however, boosted by indications that the hurricane's impact on long-term growth was not as severe as had been speculated. For the period overall, the yield curve flattened with the yields of short- and intermediate-term Treasuries rising as those of long-term Treasuries declined.

As the end of the period approached, it was apparent that the full effects of the Fed's actions had not yet carried through to all sectors of the economy. Comments from the Fed revealed its belief that the prevailing rate was still well below its equilibrium and that monetary policy would need to provide ongoing support for economic activity.

Among government-related issues, the agency sector posted the lowest returns, while rising rates in the short and intermediate portions of the curve supported the stronger performance of the Treasury sector. That said, a relative lack of yield hindered the appeal of Treasuries and caused them to lag other non-government sectors of the bond market. Although posting negative returns during the final quarter of the reporting period, the mortgage sector performed well for the 12-month period. Higher-coupon and longer-dated mortgage-backed issues led, largely due to their relatively higher yields.

(1)Team members may change without notice from time to time.
 2

PERFORMANCE ANALYSIS

The fund returned 3.08 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Government/Mortgage Index, returned 3.96 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

-------------------------------------------------------------------
                                         LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   GOVERNMENT/MORTGAGE INDEX

       3.08%     2.42%     2.42%              3.96%
-------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

During the period, the fund's relative performance was enhanced by its mortgage bond position. An emphasis on higher-coupon, slow-prepaying mortgage issues proved advantageous as rates rose throughout most of the period. Compared with lower-coupon, faster pre-paying mortgages, these types of mortgages tend to be less sensitive to rising interest rates.

We kept the fund's overall interest rate exposure below that of its benchmark throughout the period, a posture which produced mixed results. Our stance detracted from performance when the market rallied (for example, earlier in the period), but was more beneficial when interest rates rose across the short and intermediate portions of the curve.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

COUPON DISTRIBUTION AS OF 9/30/05
Less than 6.0                                                    61.5%
6.0-6.9                                                          13.7
7.0-7.9                                                          15.7
8.0-8.9                                                           3.2
9.0-9.9                                                           4.0
10.0 or more                                                      1.9
                                                                -----
                                                                100.0%
SECTORS AS OF 9/30/05
U.S. Treasuries                                                  36.2%
FNMAs                                                            30.3
FHLMCs                                                           21.8
Federal Home Loan Bank                                            3.2
GNMAs                                                             1.7
Other                                                             0.9
                                                                -----
Total Long-Term Investments                                      94.1%
Short-Term Investments                                           23.0
Liabilities in Excess of Other Assets                           -17.1
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Coupon distribution is as a percentage of long-term investments. Sectors are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/05 - 9/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/05           9/30/05       4/1/05-9/30/05
Class A
  Actual                                          $1,000.00        $1,024.09          $5.23
  Hypothetical                                     1,000.00         1,019.97           5.22
  (5% annual return before expenses)
Class B
  Actual                                           1,000.00         1,021.30           9.02
  Hypothetical                                     1,000.00         1,016.17           9.00
  (5% annual return before expenses)
Class C
  Actual                                           1,000.00         1,021.37           9.02
  Hypothetical                                     1,000.00         1,016.17           9.00
  (5% annual return before expenses)
Class I
  Actual                                           1,000.00         1,000.97           1.00
  Hypothetical                                     1,000.00         1,005.44           3.92
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.78%, 1.78% and 0.78% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through September 30, 2005.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

PAR
AMOUNT
(000)       DESCRIPTION                           COUPON         MATURITY            VALUE
-----------------------------------------------------------------------------------------------
            ADJUSTABLE RATE MORTGAGE BACKED SECURITIES  3.8%
$3,597      Federal Home Loan Mortgage Corp. .... 3.630%         07/01/34        $    3,519,086
7,293       Federal Home Loan Mortgage Corp. .... 4.182          08/01/34             7,288,912
12,637      Federal National Mortgage Association
            (a).................................. 1.000          02/01/34            12,528,890
3,697       Federal National Mortgage
            Association.......................... 3.725          07/01/34             3,672,805
8,325       Federal National Mortgage Association
            (a).................................. 3.977          07/01/33             8,353,670
4,729       Federal National Mortgage
            Association.......................... 4.111          09/01/34             4,702,953
4,361       Federal National Mortgage
            Association.......................... 4.237          10/01/34             4,390,848
4,471       Federal National Mortgage
            Association.......................... 4.289          10/01/34             4,427,445
                                                                                 --------------
            TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES...................      48,884,609
                                                                                 --------------

            ASSET BACKED SECURITIES  1.4%
13,261      Federal National Mortgage Association
            (Floating Rate) (REMIC).............. 4.161          05/28/35            13,304,281
5,037       Federal National Mortgage Association
            (Floating Rate) (REMIC).............. 4.172          05/28/35             5,055,170
                                                                                 --------------
            TOTAL ASSET BACKED SECURITIES......................................      18,359,451
                                                                                 --------------

            COLLATERALIZED MORTGAGE OBLIGATIONS  5.6%
1,292       Federal Home Loan Banks (Interest
            Only)................................ 6.000          02/15/29                42,852
8,669       Federal Home Loan Mortgage Corp.
            (REMIC).............................. 3.759          09/25/35             8,668,801
7,684       Federal Home Loan Mortgage Corp. .... 4.368          03/15/34             7,797,307
4,808       Federal Home Loan Mortgage Corp. .... 5.000          08/15/12             4,812,068
5,424       Federal Home Loan Mortgage Corp.
            (Interest Only, Inverse Floating
            Rate)................................ 4.232          03/15/32               421,041
4,636       Federal Home Loan Mortgage Corp.
            (Interest Only)...................... 6.000          05/01/31               902,156
8,514       Federal Home Loan Mortgage Corp.
            (Interest Only)...................... 6.500    04/01/28 to 05/15/33       1,523,116
20,250      Federal National Mortgage
            Association.......................... 6.022          11/25/10            21,388,060
8,567       Federal National Mortgage Association
            (Floating Rate)...................... 4.030          05/25/35             8,568,647
9,762       Federal National Mortgage Association
            (Floating Rate)...................... 4.189          12/18/32             9,828,495
362         Federal National Mortgage Association
            (Floating Rate) (REMIC).............. 4.294          03/25/09               363,252

See Notes to Financial Statements                                             11

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)       DESCRIPTION                           COUPON         MATURITY            VALUE
-----------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$8,167      Federal National Mortgage Association
            (Interest Only, Inverse Floating
            Rate)................................ 2.570%         07/25/34        $      404,606
9,353       Federal National Mortgage Association
            (Interest Only)...................... 6.000    11/25/32 to 07/25/33       1,296,869
20,454      Federal National Mortgage Association
            (Interest Only)...................... 6.500    02/25/33 to 05/25/33       4,372,397
4,387       Federal National Mortgage Association
            (Interest Only) (REMIC).............. 7.000          04/25/33               896,963
1,081       Federal National Mortgage Association
            (Interest Only) (REMIC).............. 6.000          08/25/32               112,348
4,626       Government National Mortgage
            Association (Interest Only, Inverse
            Floating Rate) (REMIC)............... 3.628          05/16/32               244,365
4,525       Government National Mortgage
            Association (Interest Only, Inverse
            Floating Rate) (REMIC)............... 4.228          05/16/32               271,763
                                                                                 --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  5.6%....................      71,915,106
                                                                                 --------------

            MORTGAGE BACKED SECURITIES  29.3%
32,203      Federal Home Loan Mortgage Corp. .... 5.500    01/01/12 to 07/01/20      32,699,635
1,005       Federal Home Loan Mortgage Corp. .... 6.000    04/01/29 to 06/01/31       1,023,799
131         Federal Home Loan Mortgage Corp. .... 6.500          03/01/26               134,962
17,070      Federal Home Loan Mortgage Corp. .... 7.500    03/01/20 to 06/01/34      18,107,560
1,453       Federal Home Loan Mortgage Corp. .... 8.000    07/01/24 to 10/01/31       1,550,622
0           Federal Home Loan Mortgage Corp. .... 11.000         02/01/14                   135
27,950      Federal Home Loan Mortgage Corp.,
            November............................. 5.000            TBA               27,853,908
21,632      Federal National Mortgage
            Association.......................... 6.000    01/01/09 to 11/01/18      22,253,761
37,178      Federal National Mortgage
            Association.......................... 6.500    12/01/07 to 08/01/34      38,349,383
9,513       Federal National Mortgage
            Association.......................... 7.000    08/01/14 to 09/01/33       9,967,544
20,749      Federal National Mortgage
            Association.......................... 7.500    01/01/07 to 12/01/32      21,966,184
2,421       Federal National Mortgage
            Association.......................... 8.000    09/01/24 to 04/01/32       2,589,664
116         Federal National Mortgage Association
            (FHA/VA)............................. 8.500    01/01/22 to 09/01/24         126,483
25          Federal National Mortgage
            Association.......................... 11.500   05/01/15 to 03/01/19          27,164
261         Federal National Mortgage
            Association.......................... 12.000   03/01/13 to 01/01/16         287,665
13,600      Federal National Mortgage
            Association, October................. 4.500            TBA               12,966,757

 12                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)       DESCRIPTION                           COUPON         MATURITY            VALUE
-----------------------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$33,175     Federal National Mortgage
            Association, October................. 5.500%           TBA           $   33,164,649
23,750      Federal National Mortgage
            Association, October................. 6.000            TBA               24,150,781
101,450     Federal National Mortgage
            Association, October................. 7.000            TBA              106,205,469
700         Federal National Mortgage
            Association, October................. 7.500            TBA                  740,907
1,819       Government National Mortgage
            Association.......................... 6.000          12/15/28             1,866,426
3,363       Government National Mortgage
            Association.......................... 6.500    06/15/23 to 02/15/29       3,508,537
3,983       Government National Mortgage
            Association.......................... 7.000    12/15/22 to 12/15/27       4,206,851
3,613       Government National Mortgage
            Association.......................... 7.500    02/15/07 to 08/15/28       3,859,736
3,229       Government National Mortgage
            Association.......................... 8.000    07/15/07 to 10/15/25       3,458,632
1,986       Government National Mortgage
            Association.......................... 8.500    01/15/06 to 12/15/21       2,170,149
796         Government National Mortgage
            Association.......................... 9.000    12/15/17 to 12/15/19         865,869
10          Government National Mortgage
            Association.......................... 11.000   01/15/10 to 11/15/20          10,948
572         Government National Mortgage
            Association.......................... 12.000   01/15/13 to 06/15/15         651,161
16          Government National Mortgage
            Association (FHA/VA)................. 12.000         02/15/15                17,440
248         Government National Mortgage
            Association.......................... 12.500   05/15/10 to 06/15/15         278,480
376         Government National Mortgage
            Association II....................... 6.000          04/20/29               384,314
                                                                                 --------------
            TOTAL MORTGAGE BACKED SECURITIES  29.3%............................     375,445,575
                                                                                 --------------

            UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  17.8%
43,000      Federal Home Loan Bank............... 3.000          04/15/09            40,975,947
130,865     Federal Home Loan Mortgage Corp. .... 2.750          08/15/06           129,137,713
31,200      Federal Home Loan Mortgage Corp. .... 6.625          09/15/09            33,594,350
10,700      Federal National Mortgage
            Association.......................... 7.125          06/15/10            11,866,439
9,155       Tennessee Valley Authority, Ser G.... 7.125          05/01/30            12,039,997
                                                                                 --------------
            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS..................     227,614,446
                                                                                 --------------

See Notes to Financial Statements                                             13

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

PAR
AMOUNT
(000)       DESCRIPTION                           COUPON         MATURITY            VALUE
-----------------------------------------------------------------------------------------------
            UNITED STATES TREASURY OBLIGATIONS  36.2%
$91,100     United States Treasury Bonds......... 5.250%         11/15/28        $   99,263,471
8,000       United States Treasury Bonds......... 6.125          08/15/29             9,742,192
14,500      United States Treasury Bonds......... 8.125          08/15/21            20,226,369
1,000       United States Treasury Bonds (b)..... 8.750          05/15/17             1,385,625
5,000       United States Treasury Bonds (b)..... 8.750          08/15/20             7,238,090
34,000      United States Treasury Bonds......... 9.250          02/15/16            47,569,468
7,000       United States Treasury Bonds......... 10.375         11/15/12             7,872,270
11,000      United States Treasury Bonds......... 12.000         08/15/13            13,308,713
15,500      United States Treasury Bonds
            (STRIPS).............................   *            02/15/25             6,291,791
15,500      United States Treasury Bonds
            (STRIPS).............................   *            02/15/27             5,756,405
102,550     United States Treasury Notes......... 3.875          02/15/13            99,942,256
39,000      United States Treasury Notes......... 4.000          11/15/12            38,376,936
26,310      United States Treasury Notes......... 4.250          08/15/13            26,227,808
57,000      United States Treasury Notes......... 4.750          05/15/14            58,741,179
1,000       United States Treasury Notes
            (STRIPS).............................   *            05/15/11               792,663
49,500      United States Treasury Notes
            (STRIPS).............................   *            02/15/25            19,979,388
                                                                                 --------------
            TOTAL UNITED STATES TREASURY OBLIGATIONS...........................     462,714,624
                                                                                 --------------

TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $1,196,386,247)........................................................   1,204,933,811

REPURCHASE AGREEMENT  23.0%
State Street Bank & Trust Co. ($293,932,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 3.65%, dated 09/30/05, to be sold on 10/03/05 at $294,021,404)
(Cost $293,932,000)............................................................     293,932,000
                                                                                 --------------

TOTAL INVESTMENTS  117.1%
  (Cost $1,490,318,247)........................................................   1,498,865,811
LIABILITIES IN EXCESS OF OTHER ASSETS  (17.1%).................................    (219,090,218)
                                                                                 --------------

NET ASSETS  100.0%.............................................................  $1,279,775,593
                                                                                 ==============

*   Zero Coupon Bond

Percentages are calculated as a percentage of net assets.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

 14                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005 continued

(a) Security purchased on a when-issued or delayed delivery basis.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not yet been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

             FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2005

                                                                             UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    (DEPRECIATION)
                                                              ---------    --------------
LONG CONTRACTS:
  U.S. Treasury Notes 10-Year Futures December 2005 (Current
    Notional Value of $109,922 per contract)................      910        $ (952,834)
  U.S. Treasury Bonds Futures December 2005 (Current
    Notional Value of $114,406 per contract)................       60           (20,790)
SHORT CONTRACTS:
  U.S. Treasury Notes 2-Year Futures December 2005 (Current
    Notional Value of $205,891 per contract)................      623           756,243
  U.S. Treasury Notes 5-Year Futures December 2005 (Current
    Notional Value of $106,859 per contract)................    2,267         2,367,876
                                                                -----        ----------
                                                                3,860        $2,150,495
                                                                =====        ==========

See Notes to Financial Statements                                             15

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Total Investments, including repurchase agreement of
  $293,932,000 (Cost $1,490,318,247)........................  $1,498,865,811
Cash........................................................             421
Receivables:
  Investments Sold..........................................      31,516,613
  Interest..................................................       8,456,440
  Fund Shares Sold..........................................       2,090,216
  Variation Margin on Futures...............................         381,937
Other.......................................................         376,282
                                                              --------------
    Total Assets............................................   1,541,687,720
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     257,794,963
  Fund Shares Repurchased...................................       1,056,018
  Income Distributions......................................         924,583
  Distributor and Affiliates................................         804,457
  Investment Advisory Fee...................................         559,392
Trustees' Deferred Compensation and Retirement Plans........         460,171
Accrued Expenses............................................         312,543
                                                              --------------
    Total Liabilities.......................................     261,912,127
                                                              --------------
NET ASSETS..................................................  $1,279,775,593
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,395,198,179
Net Unrealized Appreciation.................................      10,698,059
Accumulated Undistributed Net Investment Income.............      (5,344,232)
Accumulated Net Realized Loss...............................    (120,776,413)
                                                              --------------
NET ASSETS..................................................  $1,279,775,593
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,133,118,659 and 110,362,239 shares of
    beneficial interest issued and outstanding).............  $        10.27
    Maximum sales charge (4.75%* of offering price).........             .51
                                                              --------------
    Maximum offering price to public........................  $        10.78
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $118,259,956 and 11,548,274 shares of
    beneficial interest issued and outstanding).............  $        10.24
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $22,267,196 and 2,181,033 shares of
    beneficial interest issued and outstanding).............  $        10.21
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,129,782 and 597,309 shares of
    beneficial interest issued and outstanding).............  $        10.26
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest....................................................  $55,047,840
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    6,895,776
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,840,097, $1,263,496 and $236,897,
  respectively).............................................    4,340,490
Shareholder Services........................................    2,098,876
Custody.....................................................      275,600
Legal.......................................................       73,138
Trustees' Fees and Related Expenses.........................       35,035
Other.......................................................      679,587
                                                              -----------
    Total Expenses..........................................   14,398,502
    Less Credits Earned on Cash Balances....................       73,786
                                                              -----------
    Net Expenses............................................   14,324,716
                                                              -----------
NET INVESTMENT INCOME.......................................  $40,723,124
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,943,468
  Futures...................................................   (1,774,802)
                                                              -----------
Net Realized Gain...........................................      168,666
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,320,472
                                                              -----------
  End of the Period:
    Investments.............................................    8,547,564
    Futures.................................................    2,150,495
                                                              -----------
                                                               10,698,059
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,622,413)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,453,747)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $38,269,377
                                                              ===========

See Notes to Financial Statements                                             17

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $   40,723,124        $   41,835,406
Net Realized Gain..................................           168,666             3,383,039
Net Unrealized Depreciation During the Period......        (2,622,413)          (12,527,858)
                                                       --------------        --------------
Change in Net Assets from Operations...............        38,269,377            32,690,587
                                                       --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...................................       (43,559,696)          (49,465,890)
  Class B Shares...................................        (3,897,938)           (5,330,445)
  Class C Shares...................................          (731,741)           (1,184,490)
  Class I Shares...................................           (30,550)                  -0-
                                                       --------------        --------------
Total Distributions................................       (48,219,925)          (55,980,825)
                                                       --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................        (9,950,548)          (23,290,238)
                                                       --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       162,149,121           131,998,279
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        35,451,637            40,097,658
Cost of Shares Repurchased.........................      (248,938,940)         (366,756,600)
                                                       --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       (51,338,182)         (194,660,663)
                                                       --------------        --------------
TOTAL DECREASE IN NET ASSETS.......................       (61,288,730)         (217,950,901)
NET ASSETS:
Beginning of the Period............................     1,341,064,323         1,559,015,224
                                                       --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(5,344,232) and $(4,622,928), respectively).....    $1,279,775,593        $1,341,064,323
                                                       ==============        ==============

 18                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                            ----------------------------------------------------------------
                                            2005          2004          2003        2002 (B)        2001
                                          ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $  10.35      $  10.50      $  10.79      $  10.41      $   9.77
                                          --------      --------      --------      --------      --------
  Net Investment Income.................       .34(a)        .31(a)        .32(a)        .38(a)        .54
  Net Realized and Unrealized
    Gain/Loss...........................      (.03)         (.05)         (.10)          .50           .61
                                          --------      --------      --------      --------      --------
Total from Investment Operations........       .31           .26           .22           .88          1.15
Less Distributions from Net Investment
  Income................................       .39           .41           .51           .50           .51
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF THE PERIOD......  $  10.27      $  10.35      $  10.50      $  10.79      $  10.41
                                          ========      ========      ========      ========      ========

Total Return (c)........................     3.08%         2.60%         2.09%         8.76%        12.07%
Net Assets at End of the Period (In
  millions).............................  $1,133.1      $1,171.8      $1,323.8      $1,467.9      $1,361.8
Ratio of Expenses to Average Net
  Assets................................     1.03%         1.00%          .99%          .99%         1.02%
Ratio of Net Investment Income to
  Average Net Assets....................     3.25%         3.03%         3.04%         3.69%         5.41%
Portfolio Turnover (d)..................      189%          268%          360%           97%           65%

(a) Based on average shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.93% to 3.69%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended September 30, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

See Notes to Financial Statements                                             19

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                            ----------------------------------------------------------------
                                            2005          2004          2003        2002 (B)        2001
                                          ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $  10.31      $  10.47      $  10.76      $  10.40      $   9.76
                                          --------      --------      --------      --------      --------
  Net Investment Income.................       .25(a)        .23(a)        .24(a)        .30(a)        .47(a)
  Net Realized and Unrealized
    Gain/Loss...........................      (.00)         (.05)         (.10)          .49           .61
                                          --------      --------      --------      --------      --------
Total from Investment Operations........       .25           .18           .14           .79          1.08
Less Distributions from Net
  Investment Income.....................       .32           .34           .43           .43           .44
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF THE PERIOD......  $  10.24      $  10.31      $  10.47      $  10.76      $  10.40
                                          ========      ========      ========      ========      ========

Total Return (c)........................     2.42%         1.73%         1.36%         7.81%        11.35%
Net Assets at End of the Period (In
  millions).............................  $  118.3      $  139.4      $  192.1      $  203.0      $  104.9
Ratio of Expenses to Average Net
  Assets................................     1.78%         1.76%         1.75%         1.75%         1.77%
Ratio of Net Investment Income to
  Average Net Assets....................     2.48%         2.27%         2.28%         2.93%         4.66%
Portfolio Turnover (d)..................      189%          268%          360%           97%           65%

(a) Based on average shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended September 30, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

 20                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                            ----------------------------------------------------------------
                                            2005          2004          2003        2002 (B)        2001
                                          ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $  10.28      $  10.44      $  10.73      $  10.37      $   9.74
                                          --------      --------      --------      --------      --------
  Net Investment Income.................       .25(a)        .23(a)        .24(a)        .29(a)        .47(a)
  Net Realized and Unrealized
    Gain/Loss...........................      (.00)         (.05)         (.10)          .50           .60
                                          --------      --------      --------      --------      --------
Total from Investment Operations........       .25           .18           .14           .79          1.07
Less Distributions from Net Investment
  Income................................       .32           .34           .43           .43           .44
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF THE PERIOD......  $  10.21      $  10.28      $  10.44      $  10.73      $  10.37
                                          ========      ========      ========      ========      ========

Total Return (c)........................     2.42%         1.73%         1.36%         7.84%        11.27%
Net Assets at End of the Period (In
  millions).............................  $   22.3      $   29.8      $   43.1      $   48.5      $   25.6
Ratio of Expenses to Average Net
  Assets................................     1.78%         1.76%         1.75%         1.75%         1.76%
Ratio of Net Investment Income to
  Average Net Assets....................     2.48%         2.27%         2.28%         2.93%         4.67%
Portfolio Turnover (d)..................      189%          268%          360%           97%           65%

(a) Based on average shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended September 30, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

See Notes to Financial Statements                                             21

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              AUGUST 12, 2005
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                             SEPTEMBER 30, 2005
CLASS I SHARES                                               ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.30
                                                                   ------
  Net Investment Income.....................................          .05(a)
  Net Realized and Unrealized Loss..........................         (.04)
                                                                   ------
Total from Investment Operations............................          .01
Less Distributions from Net Investment Income...............          .05
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.26
                                                                   ======

Total Return (b)............................................        .10%*
Net Assets at End of the Period (In millions)...............       $  6.1
Ratio of Expenses to Average Net Assets.....................         .78%
Ratio of Net Investment Income to Average Net Assets........        3.53%
Portfolio Turnover (c)......................................         189%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(c) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales.

 22                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B, Class C, and Class I Shares commenced on December 20, 1991, March 10, 1993, and August 12, 2005, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets having an aggregate value at least equal to the amount of the when-issued, delayed delivery, or forward purchase commitments until payment is made. At September 30, 2005, the Fund has $257,794,962 of when-issued, delayed delivery, or forward purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $110,347,640 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$ 2,532,339.................................................  September 30, 2007
 68,199,339.................................................  September 30, 2008
 27,261,758.................................................  September 30, 2009
 12,354,204.................................................  September 30, 2013

    At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,504,038,425
                                                              ==============
Gross tax unrealized appreciation...........................  $   13,927,957
Gross tax unrealized depreciation...........................     (19,100,571)
                                                              --------------
Net tax unrealized depreciation on investments..............  $   (5,172,614)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2005 and 2004 were as follows:

                                                                 2005           2004
Distributions paid from:
  Ordinary income...........................................  $48,369,162    $56,371,985
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $48,369,162    $56,371,985
                                                              ===========    ===========

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent differences relating to the Fund's investment in other regulated investment companies and the recognition of net realized losses on paydowns of mortgage pool obligations totaling $546 and $4,019,982, respectively, were reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to the portion of the capital loss carryforward expiring in the current year totaling $11,921,423 has been reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to book to tax amortization differences totaling $2,756,061 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $3,850,774

    The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions, straddle positions, post-October losses of $2,390,432 which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes on open futures transactions on September 30, 2005.

F. EXPENSE REDUCTIONS During the year ended September 30, 2005, the Fund's custody fee was reduced by $73,786 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .540%
Next $1 billion.............................................     .515%
Next $1 billion.............................................     .490%
Next $1 billion.............................................     .440%
Next $1 billion.............................................     .390%
Next $1 billion.............................................     .340%
Next $1 billion.............................................     .290%
Over $7 billion.............................................     .240%

    For the year ended September 30, 2005, the Fund recognized expenses of approximately $61,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    Under separate Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $64,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $1,654,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $308,381 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

3. CAPITAL TRANSACTIONS

At September 30, 2005, capital aggregated $1,315,600,603, $64,273,725,
$9,222,633 and $6,101,218 for Classes A, B, C and I, respectively. For the year ended September 30, 2005, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   12,730,922    $ 131,363,692
  Class B...................................................    1,873,807       19,287,344
  Class C...................................................      507,981        5,213,863
  Class I...................................................      609,508        6,284,222
                                                              -----------    -------------
Total Sales.................................................   15,722,218    $ 162,149,121
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    3,045,828    $  31,445,660
  Class B...................................................      331,085        3,407,105
  Class C...................................................       55,385          568,321
  Class I...................................................        2,964           30,551
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,435,262    $  35,451,637
                                                              ===========    =============
Repurchases:
  Class A...................................................  (18,669,990)   $(192,676,778)
  Class B...................................................   (4,178,713)     (42,984,669)
  Class C...................................................   (1,279,554)     (13,121,038)
  Class I...................................................      (15,163)        (156,455)
                                                              -----------    -------------
Total Repurchases...........................................  (24,143,420)   $(248,938,940)
                                                              ===========    =============

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    At September 30, 2004, capital aggregated $1,356,023,307, $85,665,566 and
$16,768,911 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    9,706,063    $ 100,077,655
  Class B...................................................    2,298,857       23,666,301
  Class C...................................................      802,131        8,254,323
                                                              -----------    -------------
Total Sales.................................................   12,807,051    $ 131,998,279
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    3,358,434    $  34,672,160
  Class B...................................................      440,759        4,537,120
  Class C...................................................       86,520          888,378
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,885,713    $  40,097,658
                                                              ===========    =============
Repurchases:
  Class A...................................................  (25,869,168)   $(267,089,341)
  Class B...................................................   (7,570,391)     (77,892,193)
  Class C...................................................   (2,118,500)     (21,775,066)
                                                              -----------    -------------
Total Repurchases...........................................  (35,558,059)   $(366,756,600)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 716,536 and 374,368 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 87,031 and 20,420 Class C Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended September 30, 2005, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $92,500 and CDSC on redeemed shares of approximately $318,900. Sales charges do not represent expenses of the Fund.

4. REDEMPTION FEE

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the period ended September 30, 2005, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $2,511,639,871 and $2,786,368,372, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2005 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2004...........................     2,764
Futures Opened..............................................    23,446
Futures Closed..............................................   (22,350)
                                                               -------
Outstanding at September 30, 2005...........................     3,860
                                                               =======

B. INDEXED SECURITIES An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $30,922,300 and $1,566,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

    Included in the fees for the year ended September 30, 2005 are payments retained by Van Kampen of approximately $1,097,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $144,700.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2005 continued

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Government Securities
Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Government Securities Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Government Securities Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 11, 2005

VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 34

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (60)            Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee       Trustee    Prior to January 1999,         70       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute. Prior to
                                                       distributor of wire,                    January 2005, Trustee of
                                                       cable and communications                the University of Chicago
                                                       connectivity products.                  Hospitals and Health
                                                       Prior to July 2000,                     Systems. Prior to April
                                                       Managing Partner of                     2004, Director of
                                                       Equity Group Corporate                  TheraSense, Inc. Prior to
                                                       Investment (EGI), a                     January 2004, Director of
                                                       company that makes                      TeleTech Holdings Inc.
                                                       private investments in                  and Arris Group, Inc.
                                                       other companies.                        Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)       Trustee       Trustee    Managing Partner of            70       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (53)         Trustee       Trustee    Director and President of      70       Trustee/Director/Managing
1744 R Street, NW                          since 1995  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)           Trustee       Trustee    President of Nelson            70       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee       Trustee    Chief Communications           70       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)         Trustee      Trustee     Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Morgan Stanley and
                                                                   Morgan Stanley & Co. Incorporated. Managing Director and
                                                                   Director of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

Amy R. Doberman (43)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICERS INFORMATION continued

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen Government Securities Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Government Securities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For

                                                           (continued on back)

  Van Kampen Government Securities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  29, 129, 229
                                                                GOVT ANR 11/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02667P-Y09/05

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)   No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in March 2005 and a third time in August 2005 and a fourth time in September 2005. All four editions of Exhibit B are attached. Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)   Not applicable.

(e)   Not applicable.

(f)

      (1)   The Fund's Code of Ethics is attached hereto as Exhibit 12A.

      (2)   Not applicable.

      (3)   Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005                                         REGISTRANT    COVERED ENTITIES(1)
-----------------------------------          ----------    -------------------
AUDIT FEES.........................          $39,900       N/A

NON-AUDIT FEES
    AUDIT-RELATED FEES.............          $     0       $280,000(2)
    TAX FEES.......................          $ 2,500(3)    $ 58,688(4)
    ALL OTHER FEES.................          $     0       $655,125(5)
TOTAL NON-AUDIT FEES...............          $ 2,500       $993,813

TOTAL..............................          $42,400       $993,813

2004                                         REGISTRANT    COVERED ENTITIES(1)
-----------------------------------          ----------    -------------------
AUDIT FEES.........................           $40,500       N/A

NON-AUDIT FEES

    AUDIT-RELATED FEES.............           $0           $123,000(2)
    TAX FEES.......................           $2,000(3)    $42,141(4)
    ALL OTHER FEES.................           $0           $203,160(6)
TOTAL NON-AUDIT FEES...............           $2,000       $368,301

TOTAL..............................           $42,500      $368,301

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, advisory compliance project and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

               AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.    STATEMENT OF PRINCIPLES

      The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

      The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

      For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

      The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

      The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

      The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

----------
1 This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

2 Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

      The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.    DELEGATION

      As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.    AUDIT SERVICES

      The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

      In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

      The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.    AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

      The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.    TAX SERVICES

      The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.    ALL OTHER SERVICES

      The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

      The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.    PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

      Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.    PROCEDURES

      All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.    ADDITIONAL REQUIREMENTS

      The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.   COVERED ENTITIES

      Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

      -     Van Kampen Investments Inc.

      -     Van Kampen Asset Management

      -     Van Kampen Advisors Inc.

      -     Van Kampen Funds Inc.

      -     Van Kampen Investor Services Inc.

      -     Morgan Stanley Investment Management Inc.

      -     Morgan Stanley Trust Company

      -     Morgan Stanley Investment Management Ltd.

      -     Morgan Stanley Investment Management Company

      -     Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)   Not applicable.

(g)   See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Government Securities Fund

By:  /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2005

By:  /s/ Phillip G. Goff
    ---------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: November 21, 2005